UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2007

                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-5418                   41-0617000
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  (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)          File Number)           Identification No.)


           11840 Valley View Road
           Eden Prairie, Minnesota                        55344
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.04  Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plans.

     The SUPERVALU Retail Employees' 401(k) Plan, SUPERVALU Wholesale Employees' 401(k) Plan, Pittsburgh Division Profit Sharing Plan, Albertsons Savings & Retirement Estates and Albertsons Savings & Retirement Estates II of SUPERVALU INC. (the "Company") will be merged into the SUPERVALU INC. Pretax Savings and Profit Sharing Plan (all of the foregoing 401(k) plans of the Company are referred to together as the "Old Plans") on January 1, 2008. Effective January 1, 2008, the surviving 401(k) plan, the SUPERVALU INC. Pretax Savings and Profit Sharing Plan, will be renamed the SUPERVALU STAR 401(k) Plan (together with the Old Plans, the "Plans").

     The Company has decided to change the trustee and record keeper of the Plans, which requires a blackout period during which participants in the Plans are temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold common stock, $1.00 par value per share, of the Company ("Common Stock"), or to obtain a loan or distribution from the Plans.

     On December 21, 2007, the Company sent a notice to the Company's directors and executive officers (the "Notice") of a blackout period that begins on December 21, 2007 and will end on or about January 7, 2008 ("Blackout Period"). The Notice informed the Company's directors and executive officers that they are restricted from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any Common Stock or other equity or derivative security of the Company acquired in connection with their service or employment as a director or executive officer of the Company during the Blackout Period. The Notice indicated that the Blackout Period may be extended if needed, in which case notice will be given to the Company's directors and executive officers.

     The Company provided the Notice to the Company's directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934.

     During the Blackout Period and for a period of two years after the ending date of the Blackout Period, holders of Common Stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period by sending a written request to SUPERVALU INC., Attn: Burt M. Fealing, Corporate Secretary, P.O. Box 990, Minneapolis, Minnesota 55440 or by telephone at (952) 828-4000.

     A copy of the Notice is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

         Exhibit
         Number          Description
         ------          -----------

         99.1            Notice dated December 21, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SUPERVALU INC.
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                                              (Registrant)

Date: December 21, 2007


                                          By: /s/ Burt M. Fealing
                                              ----------------------------------
                                              Burt M. Fealing
                                              Vice President,
                                              Corporate Secretary and
                                              Chief Securities Counsel
                                              (Authorized Officer of Registrant)



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                                  EXHIBIT INDEX



Exhibit               Description of Exhibit
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99.1             Notice dated December 21, 2007